For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Interactive Data Corp. 10.25% due 8/1/2018
2.	Date of Purchase: July 20, 2010
3.      Date offering commenced: July 20, 2010
4.	Underwriters from whom purchased:  Barclays Capital Inc.
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $500,000
        (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering:  $700,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  2.5%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering,
      the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.          X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  August 30, 2010
Print Name: Matthew Iannucci

For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Wynn Las Vegas LLC/Corp 7.75% due 8/15/2020
2.	Date of Purchase: July 21, 2010
3.      Date offering commenced: July 21, 2010
4.	Underwriters from whom purchased:  Deutsche Bank Securities
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $250,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $1,320,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  1.5%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering,
      the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.          X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  September 10, 2010
Print Name: Matthew Iannucci


For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Entrevision Communications 8.75% due 8/1/2017
2.	Date of Purchase: July 22, 2010
3.      Date offering commenced: July 22, 2010
4.	Underwriters from whom purchased:  Citigroup Global Markets Hldgs.
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $987,220 (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $394,888,000
8.	Purchase price (net of fees and expenses): $98.722
9.	Initial public offering price:  $98.722
10.	Commission, spread or profit:  1.72%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering,
      the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.          X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  October 11, 2010
Print Name: Matthew Iannucci


For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Texas Industries Inc. 9.25% due 8/15/2020
2.	Date of Purchase: July 27, 2010
3.      Date offering commenced: July 27, 2010
4.	Underwriters from whom purchased:  Banc of America Securities LLC
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $1,500,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $650,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  1.75%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering,
      the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.          X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  September 10, 2010
Print Name: Matthew Iannucci


For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Pride International Inc. 6 7/8% due 8/15/2020
2.	Date of Purchase: August 3, 2010
3.      Date offering commenced: August 3, 2010
4.	Underwriters from whom purchased:  Goldman Sachs & Co.
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $500,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $900,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  0.735%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering,
      the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.
	X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  September 10, 2010
Print Name: Matthew Iannucci


For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Marina District Finance 9 7/8% due 8/15/2018
2.	Date of Purchase: August 4, 2010
3.      Date offering commenced: August 4, 2010
4.	Underwriters from whom purchased:  Banc of America Securities LLC
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $198,630 (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $397,260,000
8.	Purchase price (net of fees and expenses): $99.315
9.	Initial public offering price:  $99.315
10.	Commission, spread or profit:  2.482%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.
	X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  September 10, 2010
Print Name: Matthew Iannucci


For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Chesapeake Energy Corp. 6 5/8% due 8/15/2020
2.	Date of Purchase: August 9, 2010
3.      Date offering commenced: August 9, 2010
4.	Underwriters from whom purchased:  CS First Boston Corp.
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $3,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $1,400,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  1.625%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.          X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  September 10, 2010
Print Name: Matthew Iannucci


For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Ally Financial Inc. 7.50% due 9/15/2020
2.	Date of Purchase: August 9, 2010
3.      Date offering commenced: August 9, 2010
4.	Underwriters from whom purchased:  Goldman Sachs & Co.
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $2,973,480 (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $1,734,530,000
8.	Purchase price (net of fees and expenses): $99.116
9.	Initial public offering price:  $99.116
10.	Commission, spread or profit:  1.25%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.          X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  September 10, 2010
Print Name: Matthew Iannucci


For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Scientific Games Corp. 8 1/8% due 9/15/2018
2.	Date of Purchase: September 8, 2010
3.      Date offering commenced: September 8, 2010
4.	Underwriters from whom purchased:  JP Morgan Chase Securities
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $1,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $250,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  2.00%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.          X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  September 10, 2010
Print Name: Matthew Iannucci


For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: BE Aerospace Inc. 6 7/8% due 10/1/2020
2.	Date of Purchase: September 13, 2010
3.      Date offering commenced: September 13, 2010
4.	Underwriters from whom purchased:  CS First Boston Corp.
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $1,486,560 (Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $644,176,000
8.	Purchase price (net of fees and expenses): $99.104
9.	Initial public offering price:  $99.104
10.	Commission, spread or profit:  2.5%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.          X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  October 10, 2010
Print Name: Matthew Iannucci


For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: MGM Resorts Intl 10.0% due 11/01/2016
2.	Date of Purchase: October 25, 2010
3.      Date offering commenced: October 25, 2010
4.	Underwriters from whom purchased:  Banc of America Sec, LLC
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $4,944,850(Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $494,485,000
8.	Purchase price (net of fees and expenses): $98.897
9.	Initial public offering price:  $98.897
10.	Commission, spread or profit:  1.50%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.          X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  December 20, 2010
Print Name: Matthew Iannucci


For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Hexion US FIN/NOVA SCOTIA 9.0% due 11/15/2020
2.	Date of Purchase: October 27, 2010
3.      Date offering commenced: October 27, 2010
4.	Underwriters from whom purchased:  JP Morgan Chase Securities, Inc.
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $1,000,000(Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $440,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  1.94%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.          X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  December 20, 2010
Print Name: Matthew Iannucci


For period ending February 28, 2011                                Exhibit 77O
File number 811-6292
FORM 10f-3
Rule 144A Securities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Momentive Performance 9.0% due 01/15/2021
2.	Date of Purchase: October 27, 2010
3.      Date offering commenced: October 27, 2010
4.	Underwriters from whom purchased:  JP Morgan Chase Securities, Inc.
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank
6.	Aggregate principal amount or number of shares
        purchased:  $3,000,000(Firmwide)
7.	Aggregate principal amount or total number of shares of
        offering: $635,000,000
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  1.94%
11.   Have the following conditions been satisfied?                YES     NO
a.    The securities are sold in an offering exempt from
      registration under Section 4(2) of the Securities Act of
      1933, Rule 144A or Regulation D.                              X

b.    The securities are sold to persons reasonably believed to
      be qualified institutional buyers (QIBS).                     X

c.    The securities are reasonably believed to be eligible for
      resale to other QIBs                                          X

d.    The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day
      preceding on which the offering terminated.)                  X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
      concurrent offering.                                          X

f.    The underwriting was a firm commitment underwriting.          X

g.    The commission, spread, or profit was reasonable and fair
      in relation to that being received by others for
      underwriting similar securities during the same period.       X

h.    The issuer of the securities and any predecessor has been
      in continuous operation for not less than three years.        X

i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
      25% of the principal amount of the offering.                  X

j.    No Affiliated Underwriter benefited directly or indirectly
      from the purchase.                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  December 20, 2010
Print Name: Matthew Iannucci